SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT

THIS SECOND AMENDMENT, dated as of the 30th day of September, 2005, ("Amendment II") is hereby made to the Asset Purchase Agreement (the "APA") made the 24th day of September, 2004, by and between Global Axcess Corp., a Nevada corporation ("Buyer"), and ATM Network Services, Inc. dba The Bailey Group ("Seller"). Capitalized terms used but not defined herein, shall have the meanings ascribed to such terms in the APA.

RECITALS

WHEREAS, pursuant to Section 5.15, New Mexico ATMs, in the APA, Seller agreed to be liable for any and all Losses relating to any non-compliance with New Mexico State law prior to Closing.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and therein, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1. Section 5.15 of the APA is hereby amended to say the following:

> **5.15 New Mexico ATMs.** Buyer acknowledges that Seller has disclosed the fact that the ATM's located in New Mexico may not be in compliance with New Mexico state statutes. Notwithstanding any such disclosure, Seller shall remain liable, and shall indemnify, defend and hold the Indemnified Parties harmless pursuant to Section 5.9 hereof from and against, any and all Losses relating to any such non-compliance with New Mexico state law prior to the Closing. However, Buyer agrees to pay the four hundred dollar ($400) investigation fee for the one hundred ninety-seven (197) ATMs active and installed by Seller in New Mexico prior to the Closing and listed on Exhibit C attached hereto, as an addition to the Purchase Price. per ATM

IN WITNESS WHEREOF, the parties hereto have executed this Amendment II to the APA the day and year first above written.

GLOBAL AXCESS CORP.

By: [signature]
Name: Michael J. Dodak
Title: Chief Executive Officer

ATM NETWORK SERVICES, INC. dba THE BAILEY GROUP

By: [signature]
Name: Bill H. Bailey, Jr.
Title: Chief Executive Officer

Initial [initials] Initial ________

Exhibit C

	Name	Address	City	State	Zip
1	Bodeo Merchanile	Hwy 84	Abiquiu	NM	87510
2	70 West Chevron	1445 Hwy 70 West	Alamogordo	NM	88310
3	JJ #15	1957 Hwy 54 S	Alamogordo	NM	88310
4	JJ Mini Markets	2124 N. Florida Ave	Alamogordo	NM	88310
5	Midtown Shell #58	723 White Sands	Alamogordo	NM	88310
6	Triple T #51	180 Hwy 82	Alamogordo	NM	88310
7	Alameda Chevron	5880 Alameda Blvd.	Albuquerque	NM	87113
8	Allsup's #141	9201 Central NE	Albuquerque	NM	87123
9	Allsup's #152	2801 Coors SW	Albuquerque	NM	87105
10	Allsup's #197	1626 Arenal SW Carrier 512	Albuquerque	NM	87105
11	Allsup's #198	1605 Indian School NW	Albuquerque	NM	87104
12	Allsup's #218	8800 Zuni St SE	Albuquerque	NM	87113
13	Allsup's #245	9801 Paradise Blvd NW	Albuquerque	NM	87114
14	C&E Chevron	501 Candelaria NE	Albuquerque	NM	87107
15	Fair N Square	8020 Central Blvd	Albuquerque	NM	87108
16	Kirtland Food Plaza	1620 Carlisle Blvd S	Albuquerque	NM	87106
17	M&B Redi Mart	9633 Montgomery NE	Albuquerque	NM	87111
18	Menaul Shell #66	2021 Menaul NE	Albuquerque	NM	87107
19	Nine Mile Hill Chevron	12504 Central SW	Albuquerque	NM	87121
20	Oasis Liquor	10001 Central Ave.	Albuquerque	NM	87123
21	Roberts Oil #47	8500 Central SW	Albuquerque	NM	87121
22	Eagle Creek	1 Ski Run Rd	Alto	NM	88312
23	TR's Market	101 Sun Valley Road	Alto	NM	88312
24	Hermosa Chevron #12	1302 So 1st Street	Artesia	NM	88210
25	Town & Country # 196	104 N 1st	Artesia	NM	88210
26	W Main Chevron #13	2801 West Main	Artesia	NM	88210
27	7-2-11 #38	202 Aztec Blvd	Aztec	NM	87410
28	Allsup's #165	2348 Hwy 47	Belen	NM	87002
29	Allsup's #216	712 Camino Del Pueblo	Bernalillo	NM	87004
30	7-2-11 #33	418 West Broadway	Bloomfield	NM	87413
31	Amigo Mart	6176 US Hwy 64	Bloomfield	NM	87413
32	Bluewater Outpost	10 Mi West of Grants	Bluewater	NM	87005
33	Capitan Shell #42	420 W Hwy 380 or Smokey Bear	Capitan	NM	88316
34	Allsup's #190	1010 So Canal	Carlsbad	NM	88220
35	Allsup's #289	2301 W Lea	Carlsbad	NM	88220
36	Allsup's #286	3220 National Park Hwy	Carlsbad	NM	88220
37	Fiesta Chevron #27	1725 S. Canal	Carlsbad	NM	88220
38	Town & Country # 227	2005 W. Pierce	Carlsbad	NM	88220
39	Windmill #28	3624 National Parks	Carlsbad	NM	88220
40	Stires Super Market	304 McComb Road	Chaparral	NM	88081
41	Allsup's #143	Kirland Hwy 82 16 C	Cloudcroft	NM	88317
42	Allsup's # 2	2800 W 7th Street	Clovis	NM	88101
43	Allsup's # 4	728 W. 21st	Clovis	NM	88101
44	Allsup's # 5	301 N. Prince	Clovis	NM	88101
45	Allsup's # 44	700 S Prince	Clovis	NM	88101
46	Allsup's # 45	1018 State Rd Hwy 31	Clovis	NM	88101
47	Allsup's # 63	1320 N. Prince	Clovis	NM	88101
48	Allsup's #123	1401 Norris	Clovis	NM	88101
49	Allsup's #170	3800 N Prince	Clovis	NM	88101
50	Allsup's #171	1500 Mabry Dr	Clovis	NM	88101
51	Allsup's #248	2121 West 21st St	Clovis	NM	88101
52	Allsup's #300	720 E 1st	Clovis	NM	88101
53	Allsup's #324	1220 W 7th	Clovis	NM	88101
54	Town & Country # 135	700 Thornton	Clovis	NM	88101
55	Town & Country # 137	2200 W. 7th	Clovis	NM	88101
56	7-2-11 #36	6452 Hwy 44	Cuba	NM	87013
57	Akela Flats Travel Center	21535 Frontage Rd SE	Deming	NM	88030
58	Butterfield Station Travel Center	3880 Gage Station Rd SW	Deming	NM	88030
59	Mimbres Shell	430 Cedar	Deming	NM	88030

Initial ______ Initial ______

60	Snappy Food Mart #6	306 E Pine	Deming	NM	88030
61	Larry's Food Store	601 E Thorpe St	Dona Ana	NM	88032
62	64 Express	Hwy 64 & Junction B	Dulce	NM	87523
63	Corner Market-NM	State 58 & US 64	Eagles Nest	NM	87718
64	Allsup's #314	444 Riverside Dr	Espanola	NM	87532
65	Amigo Mart #602	1016 N. Riverside	Espanola	NM	87532
66	Brewer Shell #02	509 Riverside Dr	Espanola	NM	87532
67	Hindi's Shell	2208 N. Riverside Dr.	Espanola	NM	87532
68	Kicks 66	1308 Paseo De Onate	Espanola	NM	87532
69	Old West Trading Post	13530 N Frontage Rd	Fair Acres	NM	88033
70	7-2-11 # 1	900 E 20th St	Farmington	NM	87401
71	7-2-11 # 2	900 Schofield Lane	Farmington	NM	87401
72	7-2-11 # 5	305 N Auburn	Farmington	NM	87401
73	7-2-11 #16	800 W Main St	Farmington	NM	87401
74	7-2-11 #23	1800 E Murray Dr	Farmington	NM	87401
75	7-2-11 #34	4300 W Main	Farmington	NM	87401
76	7-2-11 #36	710 30th St	Farmington	NM	87401
77	7-2-11 #40	5050 E MAIN	Farmington	NM	87401
78	7-2-11 #42	5887 Hwy 64	Farmington	NM	87401
79	7-2-11 #43	201 S Browning Pkwy	Farmington	NM	87401
80	Best Western Inn	700 Scott Ave	Farmington	NM	87401
81	Circle S #1	3000 Bloomfield Hwy	Farmington	NM	87401
82	Circle S #2	3101 La Plata Hwy	Farmington	NM	87401
83	Circle S #6	7101 W Main	Farmington	NM	87402
84	Courtyard Marriott	560 Scott Ave	Farmington	NM	87401
85	Holiday Inn 1	600 E Broadway	Farmington	NM	87401
86	Allsup's #258	801 East Sumner Ave	Fort Sumner	NM	88119
87	7-2-11 #32	610 W Maloney	Gallup	NM	87301
88	Allsup's #250	1801 S. 2nd Street	Gallup	NM	87301
89	Allsup's #263	2857 W. Hwy 66	Gallup	NM	87301
90	Best Western Inn	3009 West 66	Gallup	NM	87301
91	Holiday Inn	2915 W Hwy 66	Gallup	NM	87301
92	Pronto Fina	2424 East 66 Ave	Gallup	NM	87301
93	Allsup's # 89	103 W. Santa Fe	Grants	NM	87020
94	Cibola Chevron	1201 W. Santa Fe	Grants	NM	87021
95	Mount Taylor Chevron	1600 E. Santa Fe	Grants	NM	87020
96	Allsup's #251	Hwy 2 & 7670 Wichhil	Hagerman	NM	87114
97	Town & Country # 59	1003 E Marland	Hobbs	NM	88240
98	Town & Country # 80	1115 S Dal Paso	Hobbs	NM	88240
99	Town & Country # 90	2405 N Dal Paso	Hobbs	NM	88240
100	Town & Country # 238	5000 N Lovington Hwy	Hobbs	NM	88240
101	Town & Country # 184	Hwy. 128 & 18	Jal	NM	88252
102	7-2-11 #37	Hwy 64	Kirtland	NM	87417
103	Shorty's on Spruce	1025 E Spruce	Las Cruces	NM	88001
104	Country Club Shell #71	2901 N Main	Las Cruces	NM	88005
105	Las Alamedas	3520 A Foothills Rd.	Las Cruces	NM	88011
106	Memorial Medical Center	2450 S Telshor	Las Cruces	NM	88011
107	Nacho Shell #73	2512 E Lohman	Las Cruces	NM	88011
108	Porter Oil Co.	2100 Missouri	Las Cruces	NM	88005
109	Shorty's Chevron	2020 S Hwy 28	Las Cruces	NM	88001
110	Shorty's Food Mart	6011 N Main St	Las Cruces	NM	88011
111	Shorty's Food Mart #3	7320 Main St	Las Cruces	NM	88012
112	Travis #57	3040 N Main	Las Cruces	NM	88001
113	University Shell #69	1305 S Solano	Las Cruces	NM	88005
114	Valley Chevron	390 Valley Rd	Las Cruces	NM	88005
115	Allsup's #256	2195 7th St	Las Vegas	NM	87701
116	Allsup's #259	2803 Hot Springs Rd	Las Vegas	NM	87701
117	Allsup's #271	113 S. Grand Ave	Las Vegas	NM	87701
118	Allsup's #294	610 Grand Ave	Las Vegas	NM	87701
119	Better Stop	1339 N Grand Ave	Las Vegas	NM	87701
120	Lucl's Food Market	901 S Pacific	Las Vegas	NM	87701
121	Rialto Café	141 Bridge Street	Las Vegas	NM	87701
122	Two-Dee's	2207 7th St	Las Vegas	NM	87701

Initial [signature] Initial [signature]

123	Allsup's # 38	203 S US Hwy 54	Logan	NM	88426
124	Logan Super Stop	Martinez Hwy 54	Logan	NM	88426
125	Continental Divide Trading Post	West of Deming	Lordsburg	NM	88045
126	Allsup's #137	4603 Hwy 85 SW	Los Chavez	NM	87031
127	Allsup's #257	351 Hwy 85 SW	Los Lunas	NM	87031
128	Los Lunas Chevron	1665 Main Str SW	Los Lunas	NM	87031
129	Allsup's #220	105 North 8th	Loving	NM	88256
130	Allsup's #118	610 W Ave D	Lovington	NM	88260
131	Town & Country # 125	702 N. Main	Lovington	NM	88260
132	Town & Country # 166	811 W Avenue D	Lovington	NM	88260
133	Billy The Kid	2350 Calle de Princi	Mesilla	NM	88046
134	Allsup's #270	Main St	Mora	NM	87732
135	Brewer Shell	101 East Route 66	Moriarty	NM	87035
136	Navajo Conoco#30	Rt. 12 & Shepard Spring Rd	Navajo	NM	87328
137	Griegos Market & Liquor	Rt 1 Box 18 B	Pecos	NM	87552
138	Allsup's # 6	1032 West 2nd Street	Portales	NM	88130
139	Allsup's #127	1325 South Ave D	Portales	NM	88130
140	Town & Country # 180	1201 N. Chicago	Portales	NM	88130
141	Rio Puerco Travel Center	I-40 Milepost 140 N	Rio Puerco	NM	87121
142	Allsup's #342	4400 Ridgecrest	Rio Rancho	NM	87124
143	Cottonwood Chevron	9400 Coors Blvd NW	Rio Rancho	NM	87124
144	Kicks 66	9201 Golf Course Rd	Rio Rancho	NM	87114
145	Rio Rancho North	560 Unser Blvd SE	Rio Rancho	NM	87124
146	Rio Rancho Shell #99	4001 Sara Rd SE	Rio Rancho	NM	87124
147	Sandia Shell #100	7801 Carr Way	Rio Rancho	NM	87124
148	Tenorio Travel Center	0-1 Romeroville	Romeroville	NM	87701
149	Allsup's #155	5111 So Main & Air B	Roswell	NM	88201
150	Allsup's #335	2501 N. Main	Roswell	NM	88201
151	Best Western Sally Port Inn	2000 N. Main	Roswell	NM	88201
152	Chevron Foodmart #3	917 N Main	Roswell	NM	88201
153	Town & Country # 135	3600 S. Main	Roswell	NM	88201
154	Town & Country # 140	1219 E Second	Roswell	NM	88201
155	Town & Country # 141	2010 S E Main	Roswell	NM	88201
156	Town & Country # 171	2500 N. Main	Roswell	NM	88201
157	Town & Country # 182	2800 W Second St	Roswell	NM	88201
158	Allsup's #339	2820 Sudderth	Ruidoso	NM	88345
159	Allsup's #340	723 Mechem	Ruidoso	NM	88346
160	Allsup's #341	311 Sudderth	Ruidoso	NM	88345
161	Allsup's #343	127 Hwy 70 East	Ruidoso	NM	88345
162	Drivers Travel Center	Exit 356 I 40 West	San Jon	NM	88434
163	Fast Stop #24	403 N State Hwy 469	San Jon	NM	88434
164	Okay Travel Center	Hwy 68 2 MI North	San Juan Pueblo	NM	87566
165	Airport Shell #98	7510 Airport Rd	Santa Fe	NM	87501
166	Allsup's #284	4200 Airport Rd	Santa Fe	NM	87505
167	Allsup's #295	2840 Agua Fria & Mal	Santa Fe	NM	87505
168	Allsup's #307	Agua Fria & Mornings	Santa Fe	NM	87505
169	Allsup's #330	401 B Airport Rd	Santa Fe	NM	87505
170	Allsup's #334	3000 Cerillos Rd	Santa Fe	NM	87502
171	Allsup's #336	650 Cerrillos Rd	Santa Fe	NM	87501
172	Allsup's #344	1899 St. Michaels Rd	Santa Fe	NM	87505
173	Allsup's #345	305 N Guadalupe	Santa Fe	NM	87501
174	Amigo	1229 Cerrillos Rd	Santa Fe	NM	87502
175	Amigo Mart #601	5721 Airport Rd.	Santa Fe	NM	87505
176	South Cerillos#90	4061 Cerrilos Rd	Santa Fe	NM	87501
177	St Francis Chevron #94	1010 St Francis	Santa Fe	NM	87501
178	St Michaels #82	711 St Michaels Dr	Santa Fe	NM	87505
179	The Eagle Club	839 Early St	Santa Fe	NM	87505
180	Allsup's #291	1468 Will Rogers & I	Santa Rosa	NM	88435
181	Flying C Ranch	40 Miles W of Santa Rosa	Santa Rosa	NM	88435
182	7-2-11	3400 E Hwy 64	Shiprock	NM	87420
183	7-2-11 #22	S Hwy 666	Shiprock	NM	87420
184	Shiprock Texaco	Hwy 64	Shiprock	NM	87420

Initial ______ Initial ______

185	Shorty's Texaco Food Mart	202 California St	Socorro	NM	87801
186	Socorro Shell Mart	924 S Hwy 85 S6	Socorro	NM	87801
187	Tony's Chevron Mini Mart	1101 California St	Socorro	NM	87801
188	Allsup's #319	1005 Santa Fe Rd	Taos	NM	87571
189	Allsup's #63	101 W Broadway	Tatum	NM	88267
190	Town & Country # 236	10 E Broadway	Tatum	NM	88267
191	Allsup's #333	1400 Wheeler	Texico	NM	88135
192	Allsup's # 58	2300 S 1st St	Tucumcari	NM	88401
193	JJ #6	910 St. Frances Dr	Tularosa	NM	88352
194	Vado Travel City	1715 Vado Drive	Vado	NM	88072
195	Allsup's #262	Hwy 60 - 285 & Hwy 5	Vaughn	NM	88353
196	Michael's Mini Mart	1410 Hwy. 68	Velarde	NM	87582
197	Williamsburg Chevron	704 W. Broadway	Williamsburg	NM	87947

Initial ______ Initial ______